PUTNAM SCRIPT:

Hello, I'm trying to reach (shareholder name) is he/she available?

My name is ______ and I'm calling on a recorded line on behalf of your _______ Fund. We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we are calling to ask if you would like to issue a vote on your account.

If yes, move forward to Voting Section.  If no, then:

The Shareholder Meeting is set for July 14, 2005 and we are encouraging all shareholders to vote their card as soon as possible. If you have any questions or would like to quickly vote your shares over the phone, please call 1-888-288-6597. When calling, please refer to record #___. Your participation would be greatly appreciated. Thank you for your time and have a good day/evening.

Voting Section:

Would you like to register a vote along with the recommendations of your Board?

If yes, then:

I am recording your ____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If no, then:

I could quickly review the proposals and assist you in registering your vote today. Would that be OK?

If yes - (after review),

Would you like to register a vote along with the recommendations of the Board?

Thank you for your time and your vote Mr./Mrs. _____. Have a good day/evening!

If no, then:

The Shareholder Meeting is set for July 14, 2005 and we are encouraging all shareholders to vote their card as soon as possible. If you have any questions or would like to quickly vote your shares over the phone, please call 1-888-288-6597. When calling, please refer to record #___. Your participation would be greatly appreciated. Thank you for your time and have a good day/evening.

Handling calls that need additional information;
Putnam Customer Service;

Please do a warm transfer to the following 800 number for complete customer service.

1-800-225-1581- Hours of operation; Monday - Friday 8:30 am - 8:00 pm


[GEORGESON SHAREHOLDER LOGO]


                  A L A M O      D I R E C T
      Putnam/WO#15079:  TOUCH-TONE TELEPHONE VOTING SCRIPT
                  APPLICATION:     "New App 4"
PASSWAVE:     X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyPUT15079
     REMINDER CALL WAVE:     X:\PERIPHONICS\REMINDER_CALLS\
       "Putnam High Income Bond Fund. "  (PSID 01) (FID01)
CARD TYPE:  NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                  EXPECTED MAIL DATE:  xxxxxxx
         MEETING DATE:  Thursday, July 14, 2005 11:00am
          TEST CONTROL NUMBER (s):   079 99999 003 001

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Meeting of Shareholders of the Putnam High Income Bond Fund."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted AS THE BOARD
RECOMMENDED."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE CONTROL NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1: To vote FOR ALL nominees, press 1.
             To WITHHOLD from all nominees, press 9.
             To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."
"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS: "Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR: "Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

"Proposal 2: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 3: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 4: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting." Call is terminated.


                  A L A M O      D I R E C T
      Putnam/WO#15079:  TOUCH-TONE TELEPHONE VOTING SCRIPT
                  APPLICATION:     "New App 4"
PASSWAVE:     X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyPUT15079
     REMINDER CALL WAVE:     X:\PERIPHONICS\REMINDER_CALLS\
       "Putnam Master Intermediate Income Trust. " (PSID 01) (FID01) CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                  EXPECTED MAIL DATE:  xxxxxxx
         MEETING DATE:  Thursday, July 14, 2005 11:00am
          TEST CONTROL NUMBER (s):   079 99999 001 002

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Meeting of Shareholders of the Putnam Master Intermediate Income Trust."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted AS THE BOARD
RECOMMENDED."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE CONTROL NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1: To vote FOR ALL nominees, press 1.
             To WITHHOLD from all nominees, press 9.
             To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."
"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS: "Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR: "Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

"Proposal 2: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 3: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting." Call is terminated.


                  A L A M O      D I R E C T
      Putnam/WO#15079:  TOUCH-TONE TELEPHONE VOTING SCRIPT
                  APPLICATION:     "New App 4"
PASSWAVE:     X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyPUT15079
     REMINDER CALL WAVE:     X:\PERIPHONICS\REMINDER_CALLS\
        "Putnam Premier Income Trust. "  (PSID 01) (FID01)
CARD TYPE:  NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                  EXPECTED MAIL DATE:  xxxxxxx
         MEETING DATE:  Thursday, July 14, 2005 11:00am
          TEST CONTROL NUMBER (s):   079 99999 001 002

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Meeting of Shareholders of the Putnam Premier Income Trust."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted AS THE BOARD
RECOMMENDED."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE CONTROL NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1: To vote FOR ALL nominees, press 1.
             To WITHHOLD from all nominees, press 9.
             To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."
"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS: "Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR: "Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

"Proposal 2: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 3: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 4: To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting." Call is terminated.